SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND – INFLATION PROTECTED PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Inflation Protected Portfolio Class I and P Shares summary prospectus dated May 1, 2012, as supplemented September 5, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement. Remember to review the Prospectus for other important information.

Inflation Protected Portfolio – The following is added to the end of the fifth paragraph in the Principal investment strategies subsection:

The portfolio may also invest in repurchase agreements.